UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

441 Lexington Avenue
New York, NY  10017
 (Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
441 Lexington Avenue
New York, NY  10017
 (Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2007

A diversified mutual fund that
invests in common stocks of
growth-oriented companies

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

We are pleased to report that your fund returned +16.92% for the year ended December 31, 2007, a creditable return considering the volatility in the last quarter of the year.  This performance compares very favorably with the major growth indices.  The Russell 1000  Growth index returned +11.81% and the Russell 3000 Growth index returned +11.40%.  The gains realized by your fund during the year enabled us to distribute long term capital gains of $0.38 per share in December 2007.

At the year end the five largest holdings in the portfolio were Google, Apple Computer, MEMC Electronic Materials, and Vimpelcom, companies that are in the forefront of technology and which are continuing to develop pioneering, new products and services.  Overall the portfolio is broadly diversified, and our success has been due to a selection of superior performing growth equities principally of large capitalization companies.

The five best performing stocks that were held for all of 2007 were Vimpelcom, up +163.5%, Apple Computer, up +133.5%, Cummins Inc., up +115.6%, China Mobile ADR, up +101.0% and Freeport McMoRan Copper & Gold, up +83.8%.

Despite the current challenges and volatility in the markets and the uncertainties in the economy due in large part to excesses in the real estate and financial service industries we feel that the remainder of the economy is faring quite well.  Exports are up, benefiting from the lower value of the dollar and the rising growth rates of countries such as China, India and Russia and inventories have remained low due to the just-in-time inventory programs facilitated by the internet.  The Federal Reserve under the able leadership of Ben Bernanke is demonstrating its sensitivity to the economic challenges and will continue to reduce interest rates.  It would also appear that Congress may approve some kind of tax relief or subsidy to assist those individuals and families affected by the stresses in the mortgage industry.  As the Federal Reserve becomes more aggressive equities should benefit over the course of calendar 2008.  Fears of a serious recession appear to be overdone as we enter this New Year, although seeing sunshine amidst a squall of pessimism is always emotionally difficult for markets.

We intend to continue to retain our broad exposure to quality growth large capitalization stocks, as the best means of assuring optimal returns for our investors.

January 22, 2008

Sincerely,

Robert P. Morse
President

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2007

	Shares	Value
COMMON STOCKS – 98.5%

Aerospace – 1.8%
General Dynamics Corp.	1,600	$142,384
Lockheed Martin Corp.	2,000	210,520
		352,904
Agriculture – 0.2%
Archer-Daniels-Midland Co.	1,000	46,430

Apparel – 0.4%
VF Corp.	1,000	68,660

Banks – 1.3%
HSBC Holdings PLC – ADR	1,500	125,565
US Bancorp	4,000	126,960
		252,525
Beverages – 1.7%
The Coca-Cola Co.	2,500	153,425
Hansen Natural Corp. (a)	1,500	66,435
PepsiCo, Inc.	1,500	113,850
		333,710
Biotechnology – 5.0%
Biogen Idec, Inc. (a)	2,000	113,840
Celgene Corp. (a)	1,500	69,315
Genentech, Inc. (a)	2,000	134,140
Genzyme Corp. (a)	2,500	186,100
Gilead Sciences, Inc. (a)	8,400	386,484
Lifecell Corp. (a)	2,000	86,220
		976,099
Chemicals – 2.9%
Air Products & Chemicals, Inc.	2,000	197,260
The Dow Chemical Co.	3,500	137,970
Sigma-Aldrich Corp.	4,000	218,400
		553,630
Computers & Peripherals – 0.6%
Hewlett-Packard Co.	2,500	126,200

Construction & Engineering – 1.1%
Fluor Corp.	1,400	204,008

Diversified – 1.6%
3M Co.	2,200	185,504
United Technologies Corp.	1,500	114,810
		300,314
Drugs – 2.4%
Bristol-Myers Squibb Co.	4,000	106,080
Merck & Co., Inc.	4,500	261,495
Schering Plough Corp.	3,500	93,240
		460,815
Electrical Equipment – 0.6%
General Electric Co.	3,000	111,210

Electronic Equipment & Instruments – 0.5%
Dolby Laboratories, Inc. (a)	2,000	99,440

Energy – 6.8%
Apache Corp.	2,000	215,080
Canadian Superior
Energy, Inc. (a) (b)	20,000	58,200
ChevronTexaco Corp.	2,000	186,660
ConocoPhillips	2,000	176,600
Devon Energy Corp.	3,000	266,730
ENSCO International, Inc.	1,500	89,430
Plains Exploration &
Production Co. (a)	2,000	108,000
Valero Energy Corp.	3,000	210,090
		1,310,790
Energy Equipment & Services – 1.8%
Halliburton Co.	3,000	113,730
Helmerich & Payne, Inc.	1,500	60,105
Schlumberger Ltd.	1,800	177,066
		350,901
Financial Services – 4.1%
American Express Co.	3,700	192,474
The Goldman Sachs Group, Inc.	1,800	387,090
J.P. Morgan Chase & Co.	2,000	87,300
Nasdaq Stock Market, Inc. (a)	2,500	123,725
		790,589
Food & Staples Retailing – 0.7%
The Kroger Co.	5,000	133,550

Food Service – 1.7%
Darden Restaurants, Inc.	2,500	69,275
McDonald’s Corp.	3,000	176,730
Yum! Brands, Inc.	2,000	76,540
		322,545
Food Wholesale – 0.5%
Sysco Corp.	3,000	93,630

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2007

	Shares	Value
COMMON STOCKS – 98.5% (continued)

Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	1,000	$58,050
Medtronic, Inc.	1,200	60,324
Somanetics Corp. (a)	2,500	59,125
		177,499
Health Care Services – 2.7%
Aetna, Inc.	4,000	230,920
Johnson & Johnson	3,800	253,460
Nighthawk Radiology
Holdings, Inc. (a)	1,500	31,575
		515,955
Instrumentation – 1.9%
Applied Materials, Inc.	6,000	106,560
Garmin Ltd. (b)	2,700	261,900
		368,460
Insurance – 1.4%
Chubb Corp.	2,500	136,450
Fidelity National Financial, Inc.	2,500	36,525
Loews Corp.	2,000	100,680
		273,655
Machinery – 3.2%
Caterpillar, Inc.	3,500	253,960
Kennametal, Inc.	1,000	37,860
Paccar, Inc.	4,500	245,160
Parker Hannifin Corp.	1,000	75,310
		612,290
Media – 1.4%
DIRECTV Group Inc/The (a)	4,000	92,480
Focus Media Holding
Ltd. – ADR (a)	3,000	170,430
		262,910
Metals & Mining – 2.9%
BHP Billiton Ltd. – ADR	2,000	140,080
Cleveland-Cliffs, Inc.	700	70,560
Commercial Metals Co.	2,000	58,900
Freeport-McMoRan
Copper & Gold, Inc.	1,000	102,440
Mechel OAO – ADR (a)	1,500	145,710
Worthington Industries	2,000	35,760
		553,450
Office Equipment – 6.4%
Apple, Inc. (a)	3,300	653,664
EMC Corp. (a)	10,000	185,300
Seagate Technology	10,000	255,000
Western Digital Corp. (a)	5,000	151,050
		1,245,014
Paper & Forest Products – 0.2%
International Paper Co.	1,500	48,570

Personal & Household Products – 0.8%
Procter & Gamble Co.	2,000	146,840
Retail – 2.6%
Best Buy Co, Inc.	1,300	68,445
Nordstrom, Inc.	7,000	257,110
Target Corp.	3,500	175,000
		500,555
Semiconductors – 7.2%
Atheros Communications, Inc. (a)	7,500	229,050
Intel Corp.	7,000	186,620
Lam Research Corp. (a)	3,500	151,305
MEMC Electronic
Materials, Inc. (a)	6,000	530,940
Texas Instruments, Inc.	9,000	300,600
		1,398,515
Services – 5.9%
Accenture Ltd. – Class A	2,000	72,060
Administaff, Inc.	1,750	49,490
Google, Inc. (a)	1,000	691,480
New Oriental Education
& Technology Group,
Inc. – ADR (a)	400	32,236
NIC, Inc.	5,000	42,200
Priceline.com, Inc. (a)	600	68,916
Valueclick, Inc. (a)	4,000	87,600
Yahoo!, Inc. (a)	4,000	93,040
		1,137,022
Software – 7.1%
Adobe Systems, Inc. (a)	5,000	213,650
Ansys, Inc. (a)	2,500	103,650
Autodesk, Inc. (a)	3,500	174,160
Factset Research Systems, Inc.	2,000	111,400
Intuit, Inc. (a)	2,000	63,220

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2007

	Shares	Value
COMMON STOCKS – 98.5% (continued)

Software – 7.1% (continued)
Microsoft Corp.	11,500	$409,400
Oracle Corp. (a)	10,000	225,800
SAP AG – ADR	1,500	76,575
		1,377,855
Specialty Retail – 2.8%
Abercrombie &
Fitch Co. – Class A	2,000	159,940
Dick’s Sporting Goods, Inc. (a)	3,000	83,280
Home Depot, Inc.	4,500	121,230
Tiffany & Co.	4,000	184,120
		548,570
Telecommunications – 8.1%
America Movil
S.A. de C.V. – ADR	9,000	552,510
China Mobile
Hong Kong Ltd. – ADR	4,500	390,915
Cisco Systems, Inc. (a)	9,800	265,286
Corning, Inc.	3,000	71,970
QUALCOMM, Inc.	7,000	275,450
		1,556,131
Transportation – 4.7%
Burlington Northern
Santa Fe Corp.	2,500	208,075
Cummins, Inc.	2,300	292,951
FedEx Corp.	1,500	133,755
J.B. Hunt Transport
Services, Inc.	2,000	55,100
Kansas City Southern (a)	2,000	68,660
Overseas Shipholding
Group, Inc.	2,000	148,860
		907,401
Utilities – 2.6%
Vimpel-Communications – ADR	12,000	499,200

TOTAL COMMON STOCKS
(Cost $12,699,338)		19,017,842

	Principal
	Amount
CORPORATE BONDS – 0.7%

Diversified Financials – 0.7%
General Electric Capital Corp.
5.000%, 12/18/2018	$150,000	148,828

TOTAL CORPORATE BONDS
(Cost $150,000)		148,828

	Shares
SHORT-TERM INVESTMENTS – 0.5%
First American Government
Obligations Fund	94,100	94,100

TOTAL SHORT-TERM
INVESTMENTS
(Cost $94,100)		94,100

TOTAL INVESTMENTS
(Cost $12,943,438) – 99.7%		19,260,770
Other Assets in Excess
of Liabilities – 0.3%		49,071
TOTAL NET
ASSETS – 100.0%		$19,309,841

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Domiciled

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments, at value (cost $12,943,438)	$19,260,770
Receivable for investments sold	82,817
Dividends and interest receivable	17,518
Prepaid expenses	6,818
Total assets	19,367,923

LIABILITIES:
Investment advisory fee payable	8,297
Shareholder servicing fee payable	4,149
Accrued expenses and other payables	45,636
Total liabilities	58,082
NET ASSETS	$19,309,841

NET ASSETS CONSIST OF:
Capital stock	$12,914,530
Undistributed net investment income	317
Undistributed net realized
gain on investments	77,662
Net unrealized appreciation
on investments	6,317,332
TOTAL NET ASSETS	$19,309,841

Shares outstanding
(5,000,000 authorized, $1.00 par value)	1,954,877
NET ASSET VALUE PER SHARE	$9.88

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2007

INVESTMENT INCOME:
Dividend income (net of $858
foreign tax withheld)	$219,453
Interest income	16,088
Total investment income	235,541

EXPENSES:
Investment advisor fees (Note 4)	93,546
Administration and fund accounting fees	69,741
Shareholder servicing fees (Note 4)	46,773
Transfer agent fees and expenses	24,618
Professional fees	23,401
Federal and state registration fees	14,640
Directors’ fees and expenses	10,644
Custody fees	8,615
Reports to shareholders	5,992
Insurance expense	1,758
Total expenses	299,728
NET INVESTMENT LOSS	(64,187)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	735,751
Change in unrealized appreciation
(depreciation) on investments	2,200,230
Net realized and unrealized
gain on investments	2,935,981
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,871,794

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	December 31,
	2007	2006
OPERATIONS:
Net investment loss	$(64,187)	$(97,624)
Net realized gain on
investment transactions	735,751	655,172
Change in unrealized
appreciation (depreciation)
on investments	2,200,230	364,659
Net increase in net assets
resulting from operations	2,871,794	922,207

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	494,815	345,921
Cost of shares redeemed	(1,363,805)	(1,374,234)
Reinvested distributions	678,861	177,874
Net decrease in net assets
resulting from capital
share transactions	(190,129)	(850,439)

DISTRIBUTIONS
TO SHAREHOLDERS:
From net realized gains	(722,982)	(190,861)

TOTAL
INCREASE (DECREASE)
IN NET ASSETS	1,958,683	(119,093)

NET ASSETS:
Beginning of period	17,351,158	17,470,251
End of period	$19,309,841	$17,351,158

UNDISTRIBUTED NET
INVESTMENT
INCOME (LOSS)	$317	$317

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

1.	Organization
 The Wall Street Fund, Inc.  (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.  Wall Street Management Corporation (“WSMC” or the “Adviser”) is the Fund’s investment adviser.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation– Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by and under the supervision of the Fund’s Board of Directors.  Fair value is defined as the amount the Fund might reasonably expect to receive upon a current sale.

(b) Federal Income and Excise Taxes– The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2007

which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders– Dividends from net investment income are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.  For the year ended December 31, 2007, the Fund increased undistributed net investment income by $64,187, decreased capital stock by $9,075 and decreased undistributed net realized gain on investments by $55,112.

(d) Securities Transactions and Investment Income– Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security.

3.	Investment Transactions
Purchases and sales of securities for the period ended December 31, 2007, excluding short-term investments, aggregated $12,079,338 and $13,098,812 respectively.  There were no purchases or sales of long-term U.S. government securities.

4.	Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  For the year ended December 31, 2007, the Adviser received $93,546 in investment advisory fees.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Adviser pursuant to which the Adviser may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets.  For the year ended December 31, 2007, the Adviser received $46,773 in shareholder servicing fees.

The Adviser also serves as the Fund’s principal underwriter.  Certain of the officers and directors of the Fund are officers and directors of WSMC.

5.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2007	2006
Shares Sold	51,360	39,931
Shares Redeemed	(141,109)	(159,258)
Shares Reinvested	69,130	19,941
Net Decrease	(20,619)	(99,386)

Shares Outstanding:
Beginning of Year	1,975,496	2,074,882
End of Year	1,954,877	1,975,496

6.	Information for Federal Income Tax Purposes
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized $280,124 in capital loss carryovers for the year ended December 31, 2006. At December 31, 2007, the Fund had no capital loss carryovers, nor any post-October losses deferred.

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2007

Cost of investments	$12,984,707
Gross unrealized appreciation	$6,549,863
Gross unrealized depreciation	(273,800)
Net unrealized appreciation	6,276,063
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/losses	$119,248
Total accumulated earnings	$6,395,311

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

	2007	2006
Ordinary income	$—	$—
Long-term capital gains	$722,982	$190,861

7.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.	New Accounting Pronouncements
Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any,  related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management is currently evaluating the impact of adoption of SFAS 157 on the financial statements.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Year Ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999		1998

Per Share Data:
Net asset value, beginning of period	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43	$9.39		$7.34

Income from investment operations:
Net investment loss(1)	(0.03)	(0.05)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)		(0.11)
Net realized and unrealized
gains (losses) on investments	1.51	0.51	0.64	0.57	2.50	(2.70)	(2.29)	0.76	5.73		2.39
Total from investment operations	1.48	0.46	0.59	0.53	2.43	(2.78)	(2.36)	0.66	5.63		2.28

Less distributions:
Distributions from net realized gains
from security transactions	(0.38)	(0.10)	—	—	—	—	(0.08)	(3.00)	(2.59)		(0.23)
Total distributions	(0.38)	(0.10)	—	—	—	—	(0.08)	(3.00)	(2.59)		(0.23)

Net asset value, end of period	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09	$12.43		$9.39

Total return(2)	16.92%	5.42%	7.54%	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%		31.40%

Supplemental data and ratios:
Net assets, end of period (000’s)	$19,310	$17,351	$17,470	$17,512	$17,368	$11,609	$19,408	$22,576	$22,118		$18,319
Ratio of operating expenses to average
net assets, before reimbursements	1.60%	1.71%	1.71%	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%		1.89%
Ratio of operating expenses to average
net assets, net of reimbursement	1.60%	1.71%	1.71%	1.74%	1.85%	1.84%	1.68%	1.45%	1.80	%(3)	1.89	%(3)
Ratio of net investment loss to average
net assets, before reimbursements	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%		(1.33)%
Ratio of net investment loss to average
net assets, net of reimbursement	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11	)%(3)	(1.33	)%(3)
Portfolio turnover rate	65.26%	94.41%	115.90%	149.32%	94.46%	124.51%	110.24%	92.59%	104.18%		165.84%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund, Inc., (the “Fund”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the three years then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended December 31, 2005 were audited by another independent accounting firm, who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc., as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
February 26, 2008

Comparison of Change in Value of
$10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	1 Yr	5 Yr	10 Yr
Wall Street Fund	16.92%	16.34%	8.72%
Russell 1000 Growth Index	11.81%	12.10%	3.83%
Russell 3000 Growth Index	11.40%	12.42%	3.83%

The chart assumes an initial investment of $10,000. Performance reflects fee waivers. In the absence of fee waivers, the total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions, but do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance information shown represents past performance and should not be interpreted as indicative of the Fund’s future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL INFORMATION
For the year ended December 31, 2007 (Unaudited)

Information about Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation (s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer
INDEPENDENT
DIRECTORS:
Clifton H.W. Maloney	Independent	Since 1985	President, C.H.W.	1	Vicon Industries, Inc.
49 E. 92nd Street	Director		Maloney & Co., Inc., an		(ASE); Chromium
New York, NY 10128			investment firm,		Industries, Inc.;
Age: 70			since 1981.		New York Foundation for
Senior Citizens, Inc.;
CIVITAS

Harlan K. Ullman, Ph.D.	Independent	Since 1984	Chairman, Killowen Group, a	1	Vice-Chairman,
1245 29th Street, N.W.	Director		consulting firm since 1984;		HatchGuard
Washington, DC 20007			Distinguished Senior Fellow,		Technologies; Chairman,
Age: 66			National Defense University;		AHM, LLC
Senior Advisor, Center for
International Studies, since 1984;
Senior Advisor, The Atlantic
Council, since 2007.
INTERESTED
DIRECTOR:
Robert P. Morse*	Chairman,	Since 1984	President and a Director, Morse	1	English Speaking Union
441 Lexington Avenue	President and		Williams & Co., Inc., an		of the U.S.; Society of
New York, NY 10017	Director		investment adviser affiliate of		Mayflower Descendants;
Age: 62			the Fund, since 1981; President		Whitehead Institute of
			and sole Director, Wall Street		Biomedical Research;
			Management Corporation since		Youngs Memorial
			1984, and President and Director,		Cemetery/Theodore
			Morse Williams Holding Co., Inc.		Roosevelt Memorial;
			since 1986.		eLot, Inc.

ADDITIONAL INFORMATION (Continued)
For the year ended December 31, 2007 (Unaudited)

# of Portfolios in
		Term of		Fund Complex
	Position(s)	Office and	Principal	Overseen	Other Directorships
Name, Address	Held with	Length of	Occupation (s) During	by Director	Held by Director
and Age	the Fund	Time Served	Past Five Years	or Officer	or Officer
OFFICERS:
Michael R. Linburn	Executive	Since 1993	Managing Director and Principal,	1	The Stanley R. and
441 Lexington Avenue	Vice		Morse, Williams & Co., Inc., an		Elisabeth G. Jacobs
New York, NY 10017	President,		investment adviser affiliate of the		Foundation; eLot, Inc.
Age: 74	Secretary		Fund, since 2003; Chief
	and Chief		Compliance Officer, Morse,
	Compliance		Williams & Co., Inc., since 2005;
	Officer		Director of Marketing, Morse,
Williams & Co., Inc., since 1992.

Jian H. Wang	Executive	Since 1998	Managing Director and Principal,	1	None
441 Lexington Avenue	Vice		Morse, Williams & Co., Inc., an
New York, NY 10017	President and		investment adviser affiliate of the
Age: 45	Treasurer		Fund, since 2005; Senior Trader,
Morse, Williams & Co., Inc.,
since 1998.

James L. Farrell, Jr. Ph.D.	Vice	Since 2002	Principal and Analyst, Morse,	1	Chairman, Institute for
441 Lexington Avenue	President		Williams & Co., Inc., an		Quantitative Research in
New York, NY 10017	and Analyst		investment adviser affiliate of the		Finance
Age: 70			Fund, since 2004; Managing
Director, Morse, Williams &
Co., Inc., 2002-2007.

William D. Pettit	Vice	Since 2007	Portfolio Strategist, Morse,	1	None
441 Lexington Avenue	President		Williams & Co., Inc., an investment
New York, NY 10017	and Analyst		adviser affiliate of the Fund, since
Age: 87			1986.

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			paid
	Beginning	Ending	during
	account	account	period
	value	value	7/1/07-
	7/1/07	12/31/07	12/31/07*
Actual	$1,000.00	$1,051.80	$8.02

Hypothetical (5% return
before expenses)	1,000.00	1,017.39	7.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2007 (Unaudited)

ADDITIONAL INFORMATION
December 31, 2007 (Unaudited)

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov.  Information regarding how theFund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.thewallstreetfund.com on a monthly basis.

(This Page Intentionally Left Blank.)

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
Michael R. Linburn,
  Executive Vice President & Secretary
Jian H. Wang, Executive Vice President & Treasurer
James L. Farrell, Jr. Ph.D., Vice President & Analyst
William D. Pettit, Vice President & Analyst

INVESTMENT ADVISER &
PRINCIPAL UNDERWRITER
Wall Street Management Corporation
441 Lexington Avenue
New York, New York 10017

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, Wisconsin  53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio  44145

THE WALL STREET FUND, INC.
441 Lexington Avenue
New York, New York  10017
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	13,000	12,500
Audit-Related Fees	0	0
Tax Fees	1,000	950
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2007	FYE 12/31/2006
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wall Street Fund, Inc.

By (Signature and Title)*                    /s/ Robert P. Morse
Robert P. Morse, President

Date                                                        March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Robert P. Morse
Robert P. Morse, President

Date                                                        March 5, 2008

By (Signature and Title)*                    /s/ Jian H. Wang
Jian H. Wang, Treasurer

Date                                                        March 5, 2008

* Print the name and title of each signing officer under his or her signature.